UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2006

Commission File Number: 001-31516

GETTY IMAGES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	98-0177556
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 NORTH 34TH STREET,

SEATTLE, WASHINGTON 98103

(Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 925-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of a Principal Officer

Effective June 12, 2006, Getty Images, Inc. has appointed a new senior vice president and chief financial officer, Thomas Oberdorf. Mr. Oberdorf will report to Mr. Jonathan D. Klein, chief executive officer, and will be responsible for all financial operations. Mr. Oberdorf, age 49, brings more than 25 years of relevant experience to Getty Images. Mr. Oberdorf previously worked at CMGI, Inc. (CMGI), a technology and e-commerce solutions provider, where he was senior vice president, chief financial officer and treasurer since 2002. Prior to CMGI, Mr. Oberdorf served as chief financial officer and senior vice president of BeMusic Direct (BMG Direct), a billion-dollar division of Bertelsmann AG, an international media company, where he was responsible for all accounting, financial planning and inventory management functions, including the negotiation and integration of mergers and acquisitions. Mr. Oberdorf worked at BMG Direct for two years. Prior to BMG Direct, Mr. Oberdorf spent 18 years with Reader’s Digest Association, Inc. (Reader’s Digest), concluding as vice president, finance for the Global Books & Home Entertainment Group. During his time at Reader’s Digest, he spent several years involved with international operations, including time living and working in London.

Mr. Oberdorf’s employment at Getty Images, Inc. will be at-will. He will initially be paid a salary of $400,000 per year and will be eligible to earn a target bonus of 40% of his salary in effect for the applicable calendar year. For 2006, Mr. Oberdorf will be paid a minimum bonus of $90,000, provided he remains an employee through December 31, 2006. We will provide relocation services to Mr. Oberdorf, including temporary housing and assistance with the sale and purchase of homes, not to exceed $185,000 in the aggregate. Mr. Oberdorf will also receive an award of 20,000 restricted stock units on July 3, 2006, and will be eligible to receive another 20,000 restricted stock units on May 1, 2007. His restricted stock unit awards will vest 25% on each anniversary of the applicable grant date. The termination and perquisites provisions of Mr. Oberdorf’s employment agreement are the same as those for the other Named Executive Officers (other than Mr. Klein), as outlined in our Proxy Statement filed with the Securities and Exchange Commission on March 27, 2006.

Departure of a Principal Officer

Elizabeth J. Huebner, who announced in December 2005 that she would retire in the first half of 2006, has resigned as senior vice president and chief financial officer of Getty Images, Inc. effective June 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY IMAGES, INC.

By:	/s/ Thomas Oberdorf
Thomas Oberdorf
Senior Vice President and Chief Financial Officer

Date: June 13, 2006